SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

Boston Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-28432	04-3026859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Sylvan Road, Suite 100, Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

(781) 904-5000

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

On October 15, 2003, Boston Communications Group, Inc. announced its financial results for the quarter ended September 30, 2003. The full text of the press release issued in connection with these announcements is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information with respect to the registrant’s quarterly financial results in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2003	BOSTON COMMUNICATIONS GROUP, INC.

	By:	/s/ KAREN A. WALKER
Karen A. Walker Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Boston Communications Group, Inc. press release dated October 15, 2003 regarding results for the third quarter ended September 30, 2003 and management’s outlook.